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                                                                   EXHIBIT 10.10

                             SUBORDINATION AGREEMENT

          SUBORDINATION AGREEMENT (as amended, modified or otherwise supplemented from time to time, this "AGREEMENT"), dated as of April 11, 2006, by and among NAVISITE, INC., a Delaware corporation (together with its successors and permitted assigns, the "COMPANY"), the subsidiaries of the Company party hereto (together with their respective successors and permitted assigns the "OTHER OBLIGORS"), SILVER POINT FINANCE, LLC, ("SILVER POINT") in its capacity as Administrative Agent to the lenders party to the Credit Agreement (defined below) (in such capacity, together with its successors in such capacity, the "SENIOR AGENT"), ATLANTIC INVESTORS, LLC, a Delaware limited liability company (together with its successors and permitted assigns, "ATLANTIC") and UNICORN WORLDWIDE HOLDINGS LIMITED, a British Virgin Islands corporation (together with its successors and permitted assigns the "SUBORDINATED GUARANTOR", and together with Atlantic, the "SUBORDINATED CREDITORS").

          WHEREAS, the Company, the Other Obligors, the lenders party thereto (together with their respective successors and assigns the "SENIOR LENDERS"), the Senior Agent and Silver Point, in its capacity as collateral agent, have entered into that certain Credit and Guaranty Agreement, dated as of the date hereof (as the same may be amended, modified, supplemented, renewed, replaced or restated from time to time, the "CREDIT AGREEMENT") pursuant to which the Senior Lenders have agreed to provide certain credit facilities to the Company;

          WHEREAS, Atlantic has agreed to provide financing to the Company on a subordinated basis pursuant to the Atlantic Existing Credit Facility and the Atlantic Term Loan Agreement, and the Subordinated Guarantor has agreed to guaranty Atlantic's obligations under the Atlantic Term Loan Agreement under, and subject to the terms of, the Atlantic Fund Guaranty; and

          WHEREAS, as a condition to the effectiveness of the Credit Agreement, each Subordinated Creditor has agreed to enter into this Agreement for the benefit of each of the Senior Parties to effect the subordination required under the Credit Agreement.

          NOW, THEREFORE, in consideration of the foregoing, the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby covenant and agree for the benefit of the Senior Parties as follows:

     1. Definitions. Terms not otherwise defined herein have the same respective meanings given to them in the Credit Agreement. In addition, the following terms shall have the following meanings:

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          "INDEMNITEES" means or any affiliate of any Agent or any Senior Lender or any director, officer, agent or employee of any Senior Party or such affiliate entitled to indemnification under the Credit Documents.

          "PERMITTED SUBORDINATED DEBT PREPAYMENTS" means prepayments of amounts outstanding under the Atlantic Existing Credit Facility in an aggregate amount not to exceed $3,700,000; provided:

          (i) (a) such payments are made with not more than 50% of the net Cash proceeds (net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses) in excess of $10,000,000 received by the Company after the Closing Date from the sale of Capital Stock by the Company (other than Capital Stock issued pursuant to an employee stock of stock option compensation plan);

          (b) such payments are made within five Business Days of the Company's receipt of such net Cash proceeds;

          (c) after giving effect to such payments, the sum of (i) the Company's cash on hand, (ii) the undrawn principal amount of the Revolving Commitment and (iii) the undrawn and available principal amount of loans under the Atlantic Term Loan Agreement, shall equal or exceed $10,000,000; and

          (f) no Default or Event of Default shall have occurred and be continuing or shall result therefrom; or

          (ii) such payments are made from an amount, if any, provided by Silver Point, one or more of the Senior Lenders or any of their Affiliates may, at their sole and absolute discretion expressly for such purpose.

          "SENIOR DEBT" means any and all present and future obligations and liabilities of the Company or any Other Obligor of every type and description arising under or in connection with the Credit Agreement or any of the other Credit Documents which are owed or may be owing to any Senior Parties or any of their respective successors, transferees or assigns, whether for principal, premium, interest, fees, reimbursement obligations, expenses, indemnities or other amounts (including attorneys' fees and expenses) and whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, and whether now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Bankruptcy Code or any other bankruptcy, insolvency or similar proceeding (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligations or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable.

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          "SENIOR PARTIES" means the Senior Lenders, the Senior Agent, the
Collateral Agent and the Indemnitees.

          "SUBORDINATED DEBT" means any and all present and future obligations and liabilities of the Company or any Other Obligor of every type and description owing to any of the Subordinated Creditors under or in connection with the Subordinated Documents, whether for principal, premium, interest, fees, reimbursement obligations, expenses, indemnities or other amounts (including attorney's fees and expenses) and whether direct or indirect, joint and/or several, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, absolute or contingent, due or not due, now existing or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under any under the Bankruptcy Code or any other bankruptcy, insolvency or similar proceeding (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligations or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable.

          "SUBORDINATED DOCUMENTS" means, collectively, the Atlantic Existing Credit Facility, the Atlantic Term Loan Agreement, the Atlantic Fund Guaranty and any and all other documents, notes or instruments evidencing or further guaranteeing or supporting directly or indirectly any of the Subordinated Debt, whether now existing or hereafter created, and all documents, instruments and agreement executed or delivered in connection with any of the foregoing.

     2. General. The Subordinated Debt and any and all Subordinated Documents shall be and hereby are subordinated in right of payment, in liquidation and in all other respects to the prior indefeasible payment in full in cash of the Senior Debt. Unless consented to in writing by the Senior Lenders, no payment, prepayment or redemption (including any payment that may be payable by reason of any other indebtedness of the Company being subordinated to payment of the Subordinated Debt), other than Permitted Subordinated Debt Prepayments, shall be made by or on behalf of the Company or any of the Other Obligors for or on account of any Subordinated Debt, and no Subordinated Creditor shall take or receive from the Company or any Other Obligor, directly or indirectly, in cash, other property, or any rights or by set-off or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of the Subordinated Debt (other than its receipt of Permitted Subordinated Debt Prepayments), unless and until the Senior Debt shall have been indefeasibly paid in full in cash.

     The Subordinated Creditors agree that notwithstanding the method of timing of the granting, filing or perfection thereof, any and all liens, rights to payment and any other rights granted by the Company and/or any Other Obligor under or in connection with the Subordinated Documents for the benefit of any Subordinated Creditor shall be junior and subordinate in all respects to the liens, rights to payment and any other rights granted to the Senior Agent for the benefit of any Senior Parties until such time as the obligations under the Credit Agreement are indefeasibly paid in full in cash. Nothing

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contained in this Section shall be deemed to permit any Lien in favor of any
Subordinated Creditor that is prohibited under the terms of the Credit
Documents.

     3. Enforcement. No Subordinated Creditor will take or omit to take any action or assert any claim with respect to the Subordinated Debt or which is otherwise inconsistent with the provisions of this Agreement. Without limiting the foregoing, no Subordinated Creditor will commence, join with any creditor other than the Senior Parties in commencing, or directly or indirectly cause the Company and/or the Other Obligors to commence or assist the Company and/or the Other Obligors in commencing, any proceeding referred to in Section 4(a) of this Agreement, and no Subordinated Creditor shall accelerate, demand, sue for, assert, collect or enforce any claim for or set-off with respect to principal, premium, interest or any other amount constituting or payable with respect to, or otherwise exercise any remedy under the Subordinated Debt or the Subordinated Documents or any part thereof or take any action to foreclose or realize upon the Subordinated Debt or any part thereof or enforce any of the Subordinated Documents. Until the Senior Debt has been finally paid in full in cash, no Subordinated Creditor shall enforce or exercise any right of subrogation, reimbursement, restitution, contribution or indemnity whatsoever from any assets of the Company and/or the Other Obligors, or any guarantor of or provider of collateral security for the Senior Debt. Each Subordinated Creditor further waives any and all rights with respect to marshalling.

     If any amount of Senior Debt is outstanding, no Subordinated Creditor shall accelerate any portion of the Subordinated Debt.

     4. Payments Held on Deposit. In furtherance of subordination, each Subordinated Creditor agrees as follows:

     (a) In the event of any dissolution, winding up, liquidation, reorganization, adjustment, protection, relief or composition of the Company and/or any Other Obligor or its debts, whether voluntary or involuntary, in any bankruptcy, insolvency, reorganization, receivership, relief or other similar case or proceeding under any bankruptcy or similar law, including any such similar laws which may become effective after the date hereof, or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company and/or any Other Obligor or in the event any case, proceeding, assignment or marshalling as described above is otherwise commenced by or against the Company and/or any Other
          Obligor:

          (i) the Senior Agent is hereby irrevocably authorized and empowered (in its own name or in the name of the Subordinated Creditors or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution of any kind (whether in cash, property or securities) that otherwise would be payable or deliverable upon or with respect to the Subordinated Debt in any such case, proceeding, assignment, marshalling or otherwise (including any payment that may be payable by reason of any other

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               indebtedness of the Company and/or any Other Obligor being subordinated to payment of the Subordinated Debt), and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Debt or enforcing any security interest or other lien securing payment of the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Senior Parties hereunder; and

          (ii) the Subordinated Creditors shall duly and promptly take such action as the Senior Agent may request (A) to collect the Subordinated Debt for the account of the Senior Parties and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to the Senior Agent such powers of attorney, assignments, or other instruments as the Senior Agent may request in order to enable the Senior Agent to enforce any and all claims with respect to, any security interests and other liens securing payment of, the Subordinated Debt and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt.

     (b) All payments or distributions upon or with respect to any of the Subordinated Debt which are received by any of the Subordinated Creditors prior to the indefeasible payment in full of all Senior Debt (other than Permitted Subordinated Debt Prepayments) shall be received for the benefit of the Senior Parties, shall be segregated from other funds and property held by such Subordinated Creditors and shall be forthwith paid over to the Senior Agent for the account of the Senior Parties in the same form as so received (with any necessary indorsement) to be applied to, or held as collateral for, the payment or prepayment of the Senior Debt in accordance with the terms of the Credit Agreement.

     (c) The Senior Agent is hereby authorized to demand specific performance of this Agreement, whether or not the Company or any Other Obligor shall have complied with any of the provisions hereof applicable to it, at any time when any of the Subordinated Creditors shall have failed to comply with any of the provisions of this Agreement applicable to them. The Subordinated Creditors hereby irrevocably waive any defense based on the adequacy of a remedy at law, any defense based on any action or inaction by any of the Senior Parties, or any other defense, in each case, which might be asserted as a bar to such remedy of specific performance.

     5. Defense to Enforcement. If any Subordinated Creditor, in contravention of the terms of this Agreement, shall commence, prosecute or participate in any suit, action or proceeding against the Company or any Other Obligor relating to the Subordinated Debt or any portion thereof, then the Company or Other Obligor may

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interpose as a defense or plea the making of this Agreement, and the Senior
Agent may intervene and interpose such defense or plea in its name or in the name of the Company. If any Subordinated Creditor, in contravention of the terms of this Agreement, shall attempt to collect any of the Subordinated Debt or enforce any of the Subordinated Documents, then the Senior Agent or the Company and/or any Other Obligor may, by virtue of this Agreement, restrain the enforcement thereof in the name of the Senior Agent or in the name of the Company and/or any Other Obligor.

     6. Rights Acquired by Virtue of Subrogation, Etc. Each Subordinated Creditor agrees that no payment or distribution to any Senior Party pursuant to the provisions of this Agreement or any other Credit Document shall entitle the Subordinated Creditors to exercise any rights acquired directly or indirectly by virtue of assignment, subrogation or otherwise in respect of the Subordinated Debt until the Senior Debt shall have been paid in full in cash.

     7. Subordination Legend; Further Assurance. The Subordinated Creditors, the Company and the Other Obligors will cause each instrument evidencing Subordinated Debt to be endorsed with the following legend:

          "The indebtedness evidenced by this instrument is subordinated to the prior payment in full of the Senior Debt (as defined in the Subordination Agreement hereinafter referred to) pursuant to, and to the extent provided in, the Subordination Agreement dated as of April 11, 2006, as the same may be amended, modified or restated from time to time (the "SUBORDINATION AGREEMENT"), by, inter alia, the Company, the Other Obligors, the Subordinated Creditors and the Senior Agent (as each such term is defined in the Subordination Agreement)."

The Subordinated Creditors, the Company and each Other Obligor each will further mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement and will, in the case of any Subordinated Debt which is not evidenced by any instrument, upon the Senior Agent's request cause such Subordinated Debt to be evidenced by an appropriate instrument or instruments endorsed with the above legend. The Subordinated Creditors, the Company and each Other Obligor will, each at its own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may reasonably be deemed necessary or desirable in the judgment of the Senior Agent, acting in accordance with the Credit Agreement and this Agreement, in order to protect any right or interest granted or purported to be granted hereby to the Senior Parties or to enable the Senior Agent to exercise and enforce the rights and remedies of the Senior Parties hereunder.

     8. Agreement by the Company and Other Obligors. The Company and each Other Obligor agrees that it will not make any payment of any of the Subordinated Debt, or take any other action, in contravention of the provisions of this Agreement.

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     9. Further Assurances. Each Subordinated Creditor, the Company and each
Other Obligor hereby agrees, upon request of the Senior Agent at any time and from time to time, to execute such other documents or instruments and to take such other actions as may be reasonably requested by the Senior Agent, acting in accordance with the Credit Agreement and this Agreement, further to evidence on the public record or otherwise perfect or evidence the senior priority of the Senior Debt as contemplated hereby.

     10. Senior Parties' Freedom of Dealing. Each Subordinated Creditor agrees, with respect to the Senior Debt and any and all collateral therefor or guarantee thereof, that any obligor with respect to the Senior Debt and the Senior Parties may agree to modify the terms of any of the Senior Debt (including, without limitation, modification(s) that may increase the principal amount of the loans thereunder or increase the interest rate, fees or other amounts payable thereunder or in connection therewith), and the Senior Parties may grant extensions of the time of payment or performance with respect thereto and make compromises, including releases of collateral or guaranties, and settlements with the Company, the Other Obligors or other persons, in each case without the consent of any Subordinated Creditor or the Company and without affecting the agreements of any Subordinated Creditor or the Company contained in this Agreement.

     11. Agreements in Respect of the Subordinated Debt.

     (a) The Subordinated Creditors will not, except with the prior written consent of the Senior Agent, sell, assign, pledge, encumber or otherwise dispose of any of the Subordinated Debt to a Person.

     (b) Prior to the indefeasible payment in full in cash of the Senior Debt, and notwithstanding anything to the contrary in the Subordinated Documents, the Subordinated Creditors shall not, without the prior written consent of the Senior Agent, agree to any amendment, modification or supplement of the Subordinated Documents, provided, however, that any undrawn commitments under the Atlantic Term Loan Facility may be reduced by Atlantic pursuant to the terms of the Atlantic Term Loan Agreement if (i) Atlantic shall given ten Business Days' prior written notice of its intent to reduce such undrawn commitment to the Senior Agent and the Company (which notice shall set forth the amount of such proposed commitment reduction and the proposed date thereof) and (ii) both before and after giving effect thereto (A) the sum of (1) the Company's cash on hand and (2) the undrawn principal amount of the Revolving Commitment for each of the prior thirty days shall have been not less that $12,500,000, (ii) no Default or Event of Default shall have occurred and be continuing and
          (iii) the Company shall be in pro forma compliance with its financial covenants contained in the Credit Agreement (as demonstrated to the reasonable satisfaction of the Senior Agent) after giving effect to such reduction.

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     (c)  The Subordinated Creditors shall promptly notify the Senior Agent of the occurrence of any default or event of default under the Subordinated Debt or Subordinated Documents.

     12. Obligations Absolute. Nothing contained in this Agreement shall impair, as between the Company, the Other Obligors and any Subordinated Creditor, the obligation of the Company and the Other Obligors to pay to the Subordinated Creditor all amounts payable in respect of the Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof, or prevent such Subordinated Creditor (except as expressly otherwise provided in this Agreement) from exercising all rights, powers and remedies otherwise permitted by any Subordinated Document to which it is a party and by applicable law upon a default in the payment of the Subordinated Debt or a default under any Subordinated Document, in each case, however, subject to the rights of the Senior Agent and the Senior Parties as set forth in this Agreement.

     13. Senior Obligations Hereunder Not Affected. All rights and interests of the Senior Parties hereunder, and all agreements and obligations of the Subordinated Creditors, the Company and the Other Obligors under this Agreement, shall remain in full force and effect irrespective of:

     (a)  any lack of validity or enforceability of any other Credit Document;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Debt, or any other amendment or waiver of or any consent to any departure from any Credit Document, including, without limitation, any increase in the Senior Debt resulting from the extension of additional credit to the Company or any of its subsidiaries or otherwise;

     (c) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Debt;

     (d) any manner of application of the Collateral, or proceeds thereof, to all or any of the Senior Debt, or any manner of sale or other disposition of any Collateral for all or any of the Senior Debt or any other assets of the Company or any of its subsidiaries;

     (e) any change, restructuring or termination of the corporate structure or existence of the Company or any of its subsidiaries; or

     (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company, any Other Obligor or any Subordinated Creditor.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be

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returned by any Senior Party upon the insolvency, bankruptcy or reorganization of the Company or any Other Party or otherwise, all as though such payment had not been made.

     14. Waiver. The Subordinated Creditors, the Company and the Other Obligors each hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Debt and this Agreement and any requirement that any Senior Party protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Company or the Other Obligors, or any other person or entity or any collateral.

     15. Representations and Warranties. Each Subordinated Creditor (or in the case of subsection (e), the Company and each Other Obligor and not the Subordinated Creditors) represents and warrants as follows:

     (a) Such Subordinated Creditor (i) is duly organized, validly existing and, where relevant, in good standing under the laws of the jurisdiction of its incorporation or formation and (ii) has all requisite corporate, limited liability company or partnership power and authority (including, without limitation, all governmental licenses, permits and other approvals) to enter into and perform this Agreement.

     (b) The execution, delivery and performance by such Subordinated Creditor of this Agreement and the other transactions contemplated hereby have been duly authorized by all necessary corporate, limited liability company or partnership action and do not (i) contravene such Subordinated Creditor's charter or bylaws or other constituent agreements, (ii) violate any law, order, writ, judgment, injunction, decree, determination or award to which such Subordinated Creditor is subject or (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting such Subordinated Creditor or any of its subsidiaries.

     (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by such Subordinated Creditor of this Agreement, excepting those that have been obtained and are in full force and effect.

     (d) This Agreement has been duly executed and delivered by such Subordinated Creditor. This Agreement is the legal, valid and binding obligation of such Subordinated Creditor, enforceable against such Subordinated Creditor in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally or by general principles of equity.

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     (e)  The Subordinated Debt now outstanding has been duly authorized by the
          Company, and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally or by general principles of equity. There exists no default in respect of any Subordinated Debt or Subordinated Documents as of the date hereof. The Company has delivered to the Senior Agent true and complete copies of all agreements and instruments that evidence or govern the Subordinated Debt, and such agreements and instruments have been duly authorized, issued and delivered by the Company and each Other Obligor and, as of the date hereof, have not been amended or modified from the copies delivered to the Senior Agent.

     (f) Such Subordinated Creditor is the legal and beneficial owner of the Subordinated Debt now outstanding and owed to it, free and clear of any lien, security interest, option or other charge or encumbrance.

     (g) Such Subordinated Creditor has, independently and without reliance upon any Senior Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

     (h) Such Subordinated Creditor derives substantial direct and indirect benefit in consideration for the execution of this Agreement.

     16. Termination of Subordination. This Agreement shall continue in full force and effect, and the obligations and agreements of the Subordinated Creditors, the Company and the Other Obligors hereunder shall continue to be fully operative, until all of the Senior Debt shall have been indefeasibly paid and satisfied in full in cash. To the extent that the Company, any Other Obligor or any guarantor of or provider of collateral for the Senior Debt makes any payment on the Senior Debt that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause (such payment being hereinafter referred to as a "VOIDED PAYMENT"), then to the extent of such Voided Payment, that portion of the Senior Debt that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is recovered from the Senior Agent or any other Senior Party, an Event of Default shall be deemed to have existed and to be continuing under the Credit Agreement from the date of the initial receipt of such Voided Payment until the full amount of such Voided Payment is restored to the Senior Agent or such other Senior Party. During any continuance of any such Event of Default, this Agreement shall be in full force and effect with respect to the Subordinated Debt. To the extent that a Subordinated Creditor has received any payments with respect to the Subordinated Debt subsequent to the date of the Senior Agent's or any other Senior Party's initial receipt of such Voided Payment and such

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payments have not been invalidated, declared to be fraudulent or preferential or set aside and are not required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, such Subordinated Creditor shall be obligated and hereby agrees that any such payment so made or received shall be deemed to have been received in trust for the benefit of the Senior Agent or such other Senior Party, and such Subordinated Creditor hereby agrees to pay to the Senior Agent for the benefit of the Senior Agent or (as the case may be) such other Senior Party, upon demand, the full amount so received by such Subordinated Creditor during such period of time to the extent necessary fully to restore to the Senior Agent or such other Senior Party the amount of such Voided Payment. Upon the payment and satisfaction in full in cash of all of the Senior Debt, which payment shall be final and not avoidable, this Agreement will automatically terminate without any additional action by any party hereto.

     17. Notices. All notices, requests and demands under this Agreement to be effective shall be in writing (or by fax confirmed in writing) and shall be deemed to have been duly given or made (a) when delivered by hand or (b) in the case of an internationally recognized overnight courier service, two (2) Business Days after delivery to such courier service or (c) if by fax, when sent and receipt has been confirmed, addressed to the sender at its address or fax number (as applicable) as set forth in Schedule 1 hereto or such other address or fax number as any party hereto shall have designated by written notice to the other parties hereto in accordance with this Section 17.

     18. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Subordinated Creditors, the Company or any Other Obligor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Senior Agent, the Company and each Subordinated Creditor and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     19. Expenses. The Company and the Other Obligors jointly and severally (and also, in the case of (b) and (c) only the relevant defaulting Subordinated Creditor) agree upon demand to pay to the Senior Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents, which any Senior Party may incur in connection with (a) the administration of this Agreement, (b) the exercise or enforcement of any of the rights of any Senior Party hereunder or (c) the failure by the Subordinated Creditors or the Company or any Other Obligor to perform or observe any of the provisions hereof.

     20. Consent to Jurisdiction, Etc. (a) Each of the parties hereto agrees that any New York State court or Federal Court sitting in the City and County of New York has jurisdiction to settle any disputes in connection with this Agreement and accordingly submits to the jurisdiction of those courts. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions in which such party or its assets may be located by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

     (b) The Subordinated Guarantor hereby irrevocably appoints National Corporate Research, Ltd. ("NCR") located at 225 W. 34th Street, Suite 910, New York, NY 10122 (the "PROCESS AGENT") as its agent for service of process before any courts located in the City and County of New York in connection with this Agreement. The Subordinated Guarantor agrees that service may be made by mailing (by a method requiring evidence of receipt) or delivering a copy of such process to the Process Agent at its address set forth above, and the Subordinated Guarantor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Company, each Other Obligor and each Subordinated Creditor also irrevocably consents to the service of any and all process in any such action or proceeding by sending copies of such process by mail (by a method requiring evidence of receipt) with a second copy to be sent by courier to the Company or such Other Obligor or Subordinated Creditor being served at its address specified in Section 17.

     (c) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court sitting in the City and County of New York. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     21. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

     22. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF, UNDER OR IN CONNECTION WITH ANY DISPUTE WITH RESPECT TO THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. Each of the Subordinated Creditors, the Other Obligors and the Company hereby waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Subordinated Creditors, the Other Obligors and the Company (a) certifies that no representative, agent or attorney of any Subordinated Creditor, the Other Obligors or the Company, as applicable, has represented, expressly or otherwise, that such Subordinated Creditor, Other Obligor or the Company, as applicable, would not, in the event of litigation, seek to enforce the foregoing waivers and
(b) acknowledges that the Senior Parties have been induced to enter into this Agreement and the Credit Agreement by, among other things, the waivers and certifications contained herein.

     23. Miscellaneous. This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. This Agreement shall have effect notwithstanding that one or more parties may not have executed it. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against which enforcement is sought. In the event and to the extent that any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provisions of this Agreement, all of which shall remain fully enforceable as set forth herein. The Senior Agent, acting upon the instructions of the requisite Senior Parties, may, in its sole and absolute discretion, waive any provisions of this Agreement benefiting the Senior Agent and the other Senior Parties; provided, however, that such waiver shall be effective only if in writing and signed by the Senior Agent and shall be limited to the specific provision or provisions expressly so waived. No failure on the part of any Senior Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. This Agreement is a continuing agreement of subordination and shall (a) remain in full force and effect until the indefeasible payment in full in cash of the Senior Debt, (b) be binding upon the Subordinated Creditors, the Company, the Other Obligors and their respective successors and assigns and (c) inure to the benefit of, and be enforceable by, the Senior Agent and the other Senior Parties, the Senior Agent's and the other Senior Parties' respective successors and permitted assigns, but shall not otherwise create any rights or benefits for any third party. Without limiting the generality of the foregoing clause (c), any Senior Party may assign or otherwise transfer all or any portion of its rights and obligations under any Credit Document to which it is a party (including, without limitation, all or any portion of any Senior Debt held by it) to any other person or entity in accordance with the terms of such Credit Document, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to such Senior Party herein or otherwise, subject, however, to any applicable limitations set forth in such Credit Document.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        COMPANY:

                                        NAVISITE, INC.


                                        By: /s/ John J. Gavin, Jr.
                                            ------------------------------------
                                        Name: John J. Gavin, Jr.
                                        Title: CFO


                                        OTHER OBLIGORS:

                                        AVASTA, INC.
                                        CLEARBLUE TECHNOLOGIES MANAGEMENT, INC.
                                        CLEARBLUE TECHNOLOGIES/ CHICAGO-WELLS,
                                           INC.
                                        CLEAR BLUE TECHNOLOGIES/LAS VEGAS, INC.
                                        CLEARBLUE TECHNOLOGIES/LOS ANGELES, INC.
                                        CLEARBLUE TECHNOLOGIES/ MILWAUKEE, INC.
                                        CLEARBLUE TECHNOLOGIES/OAK BROOK, INC.
                                        CLEARBLUE TECHNOLOGIES/ VIENNA, INC.


                                        By: /s/ John J. Gavin, Jr.
                                            ------------------------------------
                                        Name: John J. Gavin, Jr.
                                        Title: CFO

                                        CLEARBLUE TECHNOLOGIES/
                                        DALLAS, INC.


                                        By: /s/ John J. Gavin, Jr.
                                            ------------------------------------
                                        Name: John J. Gavin, Jr.
                                        Title: CFO


                                        CLEARBLUE TECHNOLOGIES/NEW YORK, INC.


                                        By: /s/ John J. Gavin, Jr.
                                            ------------------------------------
                                        Name: John J. Gavin, Jr.
                                        Title: CFO


                                        CLEARBLUE TECHNOLOGIES/SAN FRANCISCO,
                                        INC.


                                        By: /s/ John J. Gavin, Jr.
                                            ------------------------------------
                                        Name: John J. Gavin, Jr.
                                        Title: CFO


                                        CLEARBLUE TECHNOLOGIES/SANTA CLARA, INC.


                                        By: /s/ John J. Gavin, Jr.
                                            ------------------------------------
                                        Name: John J. Gavin, Jr.
                                        Title: CFO


                                        CONXION CORPORATION


                                        By: /s/ John J. Gavin, Jr.
                                            ------------------------------------
                                        Name: John J. Gavin, Jr.
                                        Title: CFO

                                        INTREPID ACQUISITION CORP.


                                        By: /s/ John J. Gavin, Jr.
                                            ------------------------------------
                                        Name: John J. Gavin, Jr.
                                        Title: CFO


                                        LEXINGTON ACQUISITION CORP.


                                        By: /s/ John J. Gavin, Jr.
                                            ------------------------------------
                                        Name: John J. Gavin, Jr.
                                        Title: CFO


                                        MANAGEDOPS.COM, INC.


                                        By: /s/ John J. Gavin, Jr.
                                            ------------------------------------
                                        Name: John J. Gavin, Jr.
                                        Title: CFO


                                        SUREBRIDGE ACQUISITION CORP.


                                        By: /s/ John J. Gavin, Jr.
                                            ------------------------------------
                                        Name: John J. Gavin, Jr.
                                        Title: CFO


                                        SUREBRIDGE SERVICES, INC.


                                        By: /s/ John J. Gavin, Jr.
                                            ------------------------------------
                                        Name: John J. Gavin, Jr.
                                        Title: CFO


                                        SITEROCK CORPORATION


                                        By: /s/ John J. Gavin, Jr.
                                            ------------------------------------
                                        Name: John J. Gavin, Jr.
                                        Title: CFO

                                        NAVISITE ACQUISITION CORP.


                                        By: /s/ John J. Gavin, Jr.
                                            ------------------------------------
                                        Name: John J. Gavin, Jr.
                                        Title: CFO


                                        CLICKHEAR, INC.


                                        By: /s/ John J. Gavin, Jr.
                                            ------------------------------------
                                        Name: John J. Gavin, Jr.
                                        Title: CFO

                                        SENIOR AGENT:

                                        SILVER POINT FINANCE, LLC


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Name: Richard Petrilli
                                        Title: Authorized Signatory

                                        SUBORDINATED CREDITORS:

                                        ATLANTIC INVESTORS, LLC


                                        By: /s/ S. J. McNally
                                            ------------------------------------
                                            S. J. McNally
                                            Director


                                        UNICORN WORLDWIDE HOLDINGS LIMITED


                                        By: /s/ S. J. McNally
                                            ------------------------------------
                                            S. J. McNally
                                            Director